UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017 (January 3, 2017)

SOUTH STATE CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number : 001-12669

South Carolina	57-0799315
(State of incorporation)	(I.R.S. Employer Identification No.)

520 Gervais Street
Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 3, 2017, of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”), by and between Southeastern Bank Financial Corporation, a Georgia corporation (“SBFC”), and South State Corporation, a South Carolina corporation (“South State,” or the “Company”), including the merger of SBFC with and into South State (the “Merger”), with South State as the surviving corporation in the Merger.

Item 1.01.                                        Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

In connection with the Merger, the Company assumed certain obligations of SBFC with respect to its outstanding trust preferred securities, as set forth below.

Pursuant to the First Supplemental Indenture, dated as of January 3, 2017, among the Company, SBFC and U.S. Bank National Association (“U.S. Bank”), as trustee (the “SBFC Trust I Supplemental Indenture”), the Company assumed the performance of the covenants and conditions to be performed or observed by SBFC under the Indenture, dated as of December 5, 2005, between SBFC and U.S. Bank, as trustee, relating to Junior Subordinated Debt Securities due December 15, 2035, and the due and punctual payment of the principal of and premium, if any, and interest on all such securities.  In addition, pursuant to the Assumption Letter, dated as of January 3, 2017, between the Company and U.S. Bank (the “SBFC Trust I Assumption Letter”), the Company assumed all the duties, warranties and obligations of SBFC under the Guarantee Agreement, dated as of December 5, 2005, between SBFC and U.S. Bank.

Pursuant to the First Supplemental Indenture, dated as of January 3, 2017, among the Company, SBFC and U.S. Bank, as trustee (the “SBFC Trust II Supplemental Indenture,” and together with the SPFC Trust I Supplemental Indenture, the “Supplemental Indentures”), the Company assumed the performance of the covenants and conditions to be performed or observed by SBFC under the Indenture, dated as of March 31, 2006, between SBFC and U.S. Bank (as successor to Bank of America, N.A., formerly known as LaSalle Bank National Association), as trustee, relating to Junior Subordinated Debt Securities due June 15, 2036, and the due and punctual payment of the principal of and premium, if any, and interest on all such securities.  In addition, pursuant to the Assumption Letter, dated as of January 3, 2017, between the Company and U.S. Bank (the “SBFC Trust II Assumption Letter,” and together with the SBFC Trust I Assumption Letter, the “Assumption Letters”), the Company assumed all the duties, warranties and obligations of SBFC under the Guarantee Agreement, dated as of March 31, 2006, between SBFC and U.S. Bank (as successor to Bank of America, N.A., formerly known as LaSalle Bank National Association).

The foregoing description of the Supplemental Indentures and Assumption Letters do not purport to be complete and are qualified in their entirety by reference to the applicable documents, which are incorporated herein by reference.  The Supplemental Indentures are filed as Exhibits 4.1 and 4.2 hereto, and the Assumption Letters are filed as Exhibits 10.1 and 10.2 hereto.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated herein by reference.

On January 3, 2017, pursuant to the terms of the Merger Agreement, SBFC merged with and into the Company, with the Company continuing as the surviving entity in the Merger.  Immediately after the Merger, SBFC’s wholly owned bank subsidiary, Georgia Bank & Trust Company of Augusta (“Georgia Bank & Trust”), merged with and into South State’s wholly owned bank subsidiary, South State Bank (the “Bank Merger”), with South State Bank as the surviving entity in the Bank Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $3.00 per share, of SBFC (“SBFC Common Stock”)

(except for any shares that are owned directly by South State or SBFC, which were cancelled in the Merger) was converted into the right to receive 0.7307 shares (the “Exchange Ratio”) of common stock, par value $2.50 per share, of the Company (“Company Common Stock”) (such amount, the “Merger Consideration”).  No fractional shares of Company Common Stock were issued in the Merger, and SBFC shareholders became entitled to receive cash in lieu of fractional shares.

At the Effective Time, each stock option granted by SBFC (each of which was vested at the Effective Time) was converted into the right to receive a cash amount equal to the product of (i) the number of shares of SBFC Common Stock subject to such stock option immediately prior to the Effective Time and (ii) the excess of the product of (a) the average closing price per share for Company Common Stock for the ten full trading days ending on the day immediately preceding the closing date and (b) the Exchange Ratio, over the exercise price of such option.  In addition, at the Effective Time, each award of restricted shares of SBFC Common Stock was cancelled and converted into the right to receive the Merger Consideration in respect of each share of SBFC Common Stock underlying such award.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to South State’s Current Report on Form 8-K filed on June 22, 2016, and is incorporated by reference herein.

Item 5.02.                                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth in the Introductory Note is incorporated herein by reference.

As previously announced on the Company’s Current Report on Form 8-K filed on December 15, 2016, in connection with the Merger, the Company’s Board of Directors (the “Board”) caused the number of directors that comprise the full board of directors to be 14, effective as of the Effective Time.  On December 15, 2016, seven directors notified the Company of their retirement from the Board and its respective committees, effective as of the Effective Time.

At the Effective Time, pursuant to the terms of the Merger Agreement, the Board appointed Grey B. Murray, a former director of Georgia Bank & Trust, as a director of the Company.  Mr. Murray has been appointed to serve on the Risk and Audit Committees of the Board.

Mr. Murray serves as President of United Brokerage Company, Inc. He previously served as a director of Georgia Bank & Trust since May 1998, and has served on the University Hospital Foundation Board.

There are no arrangements or understandings between Mr. Murray and any other person pursuant to which he was selected as a director. Mr. Murray has no family relationships with any director or executive officer of the Company, and there are no transactions in which Mr. Murray has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01.                                        Other Events.

On January 3, 2017, South State issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The Company intends to file financial statements of SBFC required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K or otherwise not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of June 16, 2016, by and between Southeastern Bank Financial Corporation and South State Corporation (incorporated by reference to Exhibit 2.1 to South State Corporation’s Current Report on Form 8-K filed on June 22, 2016).*

4.1

First Supplemental Indenture, dated as of January 3, 2017, among South State Corporation, Southeastern Bank Financial Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Statutory Trust I.

4.2

First Supplemental Indenture, dated as of January 3, 2017, among South State Corporation, Southeastern Bank Financial Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Trust II.

10.1	Assumption Letter, dated as of January 3, 2017, between South State Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Statutory Trust I.

10.2	Assumption Letter, dated as of January 3, 2017, between South State Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Trust II.

99.1	Press Release, dated January 4, 2017.

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K.  South State agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION

By:	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date: January 4, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1

Agreement and Plan of Merger, dated as of June 16, 2016, by and between Southeastern Bank Financial Corporation and South State Corporation (incorporated by reference to Exhibit 2.1 to South State Corporation’s Current Report on Form 8-K filed on June 22, 2016).*

4.1

First Supplemental Indenture, dated as of January 3, 2017, among South State Corporation, Southeastern Bank Financial Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Statutory Trust I.

4.2

First Supplemental Indenture, dated as of January 3, 2017, among South State Corporation, Southeastern Bank Financial Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Trust II.

10.1	Assumption Letter, dated as of January 3, 2017, between South State Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Statutory Trust I.

10.2	Assumption Letter, dated as of January 3, 2017, between South State Corporation and U.S. Bank National Association, as trustee, relating to Southeastern Bank Financial Trust II.

99.1	Press Release, dated January 4, 2017.

* The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K.  South State agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or similar attachment upon request.